                     NINTH AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT, TERM LOAN AND
                           GOLD CONSIGNMENT AGREEMENT


         Ninth Amendment, dated as of October 31, 2001 (the "Amendment"), amending that certain Amended and Restated Revolving Credit, Term Loan and Gold Consignment Agreement dated as of September 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among (a) Whitehall Jewellers, Inc. (f/k/a Marks Bros. Jewelers, Inc.), a Delaware corporation (the "Borrower"); (b) Fleet Capital Corporation, LaSalle Bank National Association (f/k/a LaSalle National Bank), ABN AMRO Bank N.V. and the other lending institutions which are now parties thereto (collectively, the "Banks"); and (c) Fleet Capital Corporation, as Collateral Agent, Administrative Agent and Syndication Agent for the Agents as herein defined and the Banks and LaSalle Bank National Association and ABN AMRO Bank N.V., each as Syndication Agent for the Agents and the Banks (the Collateral Agent, Administrative Agent and Syndication Agents are collectively referred to as the "Agents"). Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1.   Amendments to Credit Agreement.

         (a) Section 12.1 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and replacing it with the following new table:

                       Period                                 Ratio
               2/1/01 through 4/30/01                       3.50:1.00
               5/1/01 through 7/31/01                       3.75:1.00
              8/1/01 through 10/31/01                       4.50:1.00
              11/1/01 through 1/31/02                       3.25:1.00
               2/1/02 through 7/31/02                       3.00:1.00
              8/1/02 through 10/31/02                       2.75:1.00
              11/1/02 through 1/31/03                       2.50:1.00
                     Thereafter                             2.25:1.00

         (b) Section 12.2 of the Credit Agreement is hereby amended by inserting after the table contained therein, the following sentence:

         "Notwithstanding the foregoing, at any time prior to the end of the fiscal year of the Borrower ended January 31, 2002, the Borrower will not, nor will it permit any of its Subsidiaries to, enter into any contractual arrangements which would result in Capital Expenditures in excess of $9,500,000 to be incurred in the fiscal year of the Borrower ended January 31, 2003."




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         (c) Section 12.5 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and replacing it with the following new table:

                       Period                                  Amount
               2/1/01 through 7/31/01                       $26,000,000
              8/1/01 through 10/31/01                       $25,000,000
              11/1/01 through 7/31/02                       $29,000,000
              8/1/02 through 10/31/02                       $30,000,000
              11/1/02 through 1/31/03                       $34,000,000
               2/1/03 through 4/30/03                       $35,000,000
               5/1/03 through 7/31/03                       $36,500,000
              8/1/03 through 10/31/03                       $37,000,000
               11/1/03 and thereafter                       $38,500,000

         Section 2. Conditions to Effectiveness. This Amendment shall not become effective until the Administrative Agent receives (a) a counterpart of this Amendment, executed by each of the Borrower, the Agents and the Majority Banks, and (b) an amendment fee in an amount equal to $32,200, such amendment fee to be allocated among the Banks which consent to this Amendment on or prior to November 6, 2001 in accordance with their respective Commitment Percentages, with the remainder (if any) to be allocated in the sole discretion of the Administrative Agent.

         Section 3. Representations and Warranties. The representations and warranties of the Borrower contained in the Credit Agreement (including, without limitation, the representation regarding litigation contained in Section 9.7 thereof) were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

         Section 4. Additional Covenants. The Borrower further covenants and agrees that a Default and an Event of Default will occur on and as of January 31, 2002 if, during the period commencing on the date hereof through January 31, 2002, there has not been a period of thirty (30) consecutive days during which
(a) the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the outstanding amount of the Swing Line Loans plus the Maximum Drawing Amount and all Reimbursement Obligations is less than $45,000,000, and (b) the Fair Market Value of Consigned Precious Metal outstanding is less than or equal to 76,500 troy ounces.

         Section 5. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         Section 6. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agents or the Banks consequent thereon.

         Section 7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.



                                       20
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         Section 8. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment as a document under seal as of the date first above written.


                                        WHITEHALL JEWELLERS, INC. (f/k/a Marks
                                        Bros. Jewelers, Inc.)


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        FLEET CAPITAL CORPORATION, individually
                                        and as Administrative Agent, as
                                        Collateral Agent and as Syndication
                                        Agent


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        individually and as Syndication Agent


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        ABN AMRO BANK N.V., individually and as
                                        Syndication Agent


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        THE CHASE MANHATTAN BANK



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        BANK OF AMERICA, N.A.



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SOVEREIGN BANK NEW ENGLAND



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title: